UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2019

AQUAMED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56066	26-4042544
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2150 Cabot Boulevard West, Suite B Langhorne, Pennsylvania	19067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On September 10, 2019, AquaMed Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”). Pursuant to the Purchase Agreement, the Company agreed to sell to the Investors, and the Investors agreed to purchase, an aggregate of $175,000 of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), on the initial closing date (the “Initial Closing”), and an aggregate of up to $575,000 of shares of Common Stock on a subsequent closing date (the “Subsequent Closing”), at a price per share equal to $0.053525 (the “Per Share Purchase Price,” and such amounts in the aggregate, the “Purchase Price”) (the “Private Placement”). The Purchase Agreement provides that in the event that the Purchase Agreement is amended between Initial Closing and the Subsequent Closing to reduce the Per Share Purchase Price, then the Investors in the Initial Closing shall be entitled to receive from the Company additional shares of Common Stock, for no additional consideration, in an amount sufficient that the pro rata portion of the Purchase Price paid by such Investor hereunder for the shares of common stock purchased pursuant to the Purchase Agreement (collectively the “Shares”) then held, when divided by the total number of Shares acquired by such Investor at the Initial Closing plus such additional shares of Common Stock issued will equal the reduced Purchase Price.

The Purchase Agreement contains representations and warranties of the Company and the Investors that are typical for transactions of this type.

On September 10, 2019, the Initial Closing occurred, and the Company issued an aggregate of 3,269,500 shares.

The Shares issued and sold to the Investors were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act, provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act. Each Investor represented that it was an accredited investor (as defined by Rule 501 under the Securities Act).

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 – Entry Into a Material Definitive Agreement” is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2019, David Johnson resigned from his positions as Chief Executive Officer, president and director of the Company, effective immediately. The resignation of Mr. Johnson was not in connection with any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On September 10, 2019, Adam Levy was appointed to succeed Mr. Johnson as Chief Executive Officer and President of the Company, effective upon effectiveness of Mr. Johnson’s resignation. In connection with his appointment, Mr. Levy is expected to receive (i) an initial annual base salary of $120,000 and (ii) an initial grant of restricted stock with a fair market value of $83,000 that will vest in 12 equal monthly installments, with the first tranche vesting on the one-month anniversary of the date of grant, provided, that any unvested shares of restricted stock will vest immediately upon termination of Mr. Levy’s employment or upon Mr. Levy’s resignation.

Mr. Levy, 57, is an investment banker with Cova Capital and has been a capital markets specialist for the past six years. Prior to that, he was the president and CEO of Warlock Records Inc. and its related companies from its inception in 1985. While at Warlock, he led the successful turn-around of several financially distressed music companies as part of a roll up strategy. He has expertise in consumer products, marketing, television/radio advertising and direct to consumer sales.

Mr. Levy is affiliated with Alere Financial Partners, A Division of Cova Capital Partners, LLC (“Alere”), which entity served as the placement agent for the Private Placement and is entitled to receive a total fee equal to 6% of the total gross proceeds and warrants to purchase the number of shares of Common Stock equal to 10% of the number of shares of Common Stock issued to the Investors, for such services rendered. Pursuant to the engagement letter by and among the Company, Alere and Cova Capital Partners, LLC, dated August 14, 2019, as amended (the “Engagement Letter”), Alere’s warrants are to be in a customary form reasonably acceptable to Alere, exercisable for 3 years at an exercise price equal to 110% of then market price of the Common Stock. Alere will be able to exercise the warrants in a cashless exercise in the event a registration statement registering the resale of the shares underlying Alere’s warrants is not effective commencing 12 months from issuance. Pursuant to the Engagement Letter, the shares underlying Alere’s warrants will be subject to piggyback registration rights and be included in any registration statement covering the shares of Common Stock sold pursuant to the Purchase Agreement, subject to certain adjustments. Mr. Levy has waived any portion of such fee received by Alere to which he is entitled as an affiliate of Alere.

Other than the foregoing, there are no arrangements or understandings between Mr. Levy and any other persons pursuant to which he was selected to serve as the Company’s Chief Executive Officer and President. In addition, other than the foregoing, there are no transactions between the Company and Mr. Levy or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

In addition, effective upon effectiveness of Mr. Johnson’s resignation, each of Nachum Stein and David Stefansky was appointed to the Company’s board of directors to serve for a term expiring at the next annual meeting of stockholders or until his successor is duly elected and qualified. Except as described herein, no new compensation or other arrangements were entered into between the Company and each of Mr. Stein and Mr. Stefansky in connection with his appointment as a director of the Company. Each of Mr. Stein and Bezalel Partners LLC (“Bezalel”), a limited liability company for which Mr. Stefansky is the managing member, were Investors in the Private Placement. Accordingly, on September 10, 2019, pursuant to the Purchase Agreement, Mr. Stein and Bezalel each purchased 1,634,750 Shares at the Per Share Purchase Price.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 25, 2019

AQUAMED TECHNOLOGIES, INC.

		By:	/s/ Adam Levy
Adam Levy
Chief Executive Officer